Exhibit 99.11
                Computational Materials and/or ABS Term Sheets



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POOL SUMMARY DATA                                Non-Conforming
-----------------
Agency Conforming                 % of pool                          18.64%
Non Conforming                    % of pool                          81.36%
Prefunding (if any)               % of pool                           0.00%
No of Loans                                                           1,742
Average Loan Size                                                  $198,400
WAC                                                                   7.56%
WA LTV                                                               74.44%
% First Lien                                                        100.00%
% Owner Occ                                                          97.50%
% Purchase                                                           47.21%
% Cash out                                                           47.83%
% Full Doc                                                           65.42%
% Reduced/Limited Doc                                                 0.00%
% Stated Income                                                      34.58%
WA FICO                                                                 597
FICO Range                                        463 to 807
Floating Rate Mortgages           % of pool                          71.18%
Fixed Rate                        % of pool                          28.82%
LTVs > 80%                                                           13.26%
LTV s> 90%                                                            3.62%
IO Mortgages                      % of pool                          26.10%
LOAN SIZE
---------
Loans < 100k                      % of pool                          10.16%
Loans < 75k                       % of pool                           0.00%
Loans > 350k                      % of pool                          41.69%
Loans > 500k                      % of pool                          17.94%
Loans > 750k                      % of pool                           3.82%
DTI

GEOGRAPHIC
California                                                           30.96%
North California                                                      9.92%
South California                                                     21.04%
New York                                                              3.33%
Illinois                                                              2.55%
Virginia                                                              3.07%
New Jersey                                                            2.16%
Florida                                                              11.46%
Nevada                                                                2.23%
Maryland
Georgia                                                               1.67%
Single Prop                                                          72.83%
PUD                                                                  20.72%
2-4 Family                                                            1.67%

FICO
Unknown                                                               0.00%
Fico < 600                                                           50.71%
Fico < 575                                                           31.51%
Fico < 550                                                           19.55%
Below 525                                                             8.70%
526 to 550                                                           10.53%
551 to 575                                                           12.39%
576 to 600                                                           19.75%
601 to 625                                                           21.24%
626 to 650                                                           14.91%
651 to 675                                                            6.27%
676 to 700                                                            2.91%
Above 700                                                             2.90%

Insurance                         any MI. plse provide summary        3.69%

DELINQUENCIES
-------------
30-59 day past                                                        0.00%


Excess spread